STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               DECEMBER 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

   Standish's top priorities include:

   o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

   o  developing new investment products that add value in today's environment;
      and

   o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                   /s/ George Noyes

Edward H. Ladd, Chairman                       George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                       MANAGEMENT DISCUSSION AND ANALYSIS

In 1999, bond market averages returned their second worst absolute return since 1980. The Lehman Aggregate returned (0.83%), as interest rates rose roughly 85 to 180 basis points during the year, depending on maturity. In addition, there was continued volatility in non-Treasury sectors, with strong out-performance early in the year, a lag through the middle part of the year and a relatively strong finish for November and December. In tandem with the crisis environment of 1998, the fixed income markets have been quite challenging over the last two years.

The Standish Fixed Income Fund II outperformed its benchmark by 66 basis points (net of fees) during 1999. Through the full year, we continued to utilize our philosophy of sector rotation and security selection in order to add value versus the index. Our performance attribution shows that both our sector decisions and our security selection were positive attributes throughout the year.

During 1999, we were overweight in corporate bond securities versus the index, which contributed substantially to Fund performance. Importantly, our security selection (driven by our corporate research effort) was a positive contributor to performance as well. Throughout the year, we remained very active from a trading perspective and continued to upgrade the credit quality and liquidity of the Portfolio. Currently, corporate bonds seem fairly valued, with higher quality securities trading at levels wider than their long-term averages. We expect to selectively add exposure subject to credit and value considerations.

We also were overweight in mortgage pass-through securities in the early part of the year, which contributed to performance. During the second half of the year, as mortgages approached fair value, we reduced our exposure to a benchmark weighting. This was generally positive for performance during the year. Mortgage spreads have widened since year end, and we believe mortgages currently offer attractive value.

Our posture on duration and yield curve positioning negatively impacted performance for the year. Although we had shortened duration early in 1999, we did not shorten enough to offset the dramatic rise in rates, particularly in February. In addition, we maintained an underweight in the long end of the yield curve, believing that the yield curve was likely to "steepen" throughout the year. However, we continued to see a flattening of the curve, with long rates not increasing as quickly as short rates - this also negatively impacted performance.

We are pleased with the level of outperformance for 1999 and believe that the outlook is bright for the Fund. The yield on the Fund is well in excess of 64 basis points over the Lehman Aggregate Index and should provide attractive relative returns over the long term. Our outlook calls for continued outperformance of non-Treasury sectors relative to the index, and we are well positioned to take advantage of this, with overweights in both corporate and mortgage securities. We are working hard to continue to achieve the returns that you expect from us, and appreciate your continued support.


/s/ Caleb F. Aldrich                      /s/ David C. Stuehr

Caleb F. Aldrich                          David C. Stuehr

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH FIXED INCOME FUND II, LEHMAN GOV'T/CORP INDEX,
                           AND LEHMAN AGGREGATE INDEX

[The following table was represented as a line graph in the printed materials.]

           Standish Fixed            Lehman                   Lehman
           Income Fund II        Aggregate Index         Gov't/Corp. Index
           --------------        ---------------         -----------------

               100000                100000                    100000
                99550                 99780                     99615
               100500                100984                    100889
               101350                101964                    101914
               102757                103289                    103412
               104315                104838                    105118
1 Year         105785                106306                    106663
               106611                107008                    107325
               104701                105146                    105050
               103773                104410                    104168
               103039                103825                    103449
               102777                103618                    103273
               104176                105006                    104657
               104631                105289                    104898
               104460                105111                    104646
               106449                106939                    106509
               108818                109313                    108990
               110839                111183                    110999
2 Year         109771                110149                    109767
               110122                110490                    109899
               110591                110766                    110129
               109232                109537                    108819
               110598                111180                    110408
               111727                112236                    111434
               113217                113572                    112772
               116350                116638                    116222
               115206                115647                    114921
               116951                117358                    116725
               117867                119060                    118593
               118233                119608                    119221
3 Year         119196                120816                    120473
               120377                122362                    122172
               120253                122264                    121927
               121249                122680                    122305
               121753                123320                    122921
               122824                124486                    124241
               123461                125544                    125508
               123461                125808                    125608
               124100                127856                    128063
               125764                130848                    131725
               123241                130154                    130790
               124600                130896                    131575
4 Year         125046                131289                    131891
               126188                132221                    132827
               123903                129907                    129666
               125387                130621                    130314
               126002                131039                    130640
               124977                129886                    129294
               124331                129471                    128893
               123703                128927                    128533
               123145                128862                    128430
               124606                130357                    129586
               124960                130839                    129923
YTD            124960                130826                    129845
               124837                130198                    129053

                      -------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                          (FOR PERIODS ENDED 12/31/99)

                                                 SINCE
                                               INCEPTION
                        1 YEAR      3 YEAR     7/3/1995
                        ------      ------     --------
                        (0.17)%      4.38%       5.05%

                      -------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $68,407,989)                                                    $65,753,196
  Receivable for investments sold                                     1,883,049
  Receivable for Fund shares sold                                            62
  Interest receivable                                                   651,836
  Receivable for variation margin on open financial
    futures contracts                                                     4,875
  Deferred organization costs (Note 1E)                                   1,257
  Prepaid expenses                                                        1,851
                                                                    -----------
    Total assets                                                     68,296,126

LIABILITIES
  Payable for delayed delivery transactions (Note 7)    $4,897,863
  Options written, at value (Note 6) (premiums
    received, $112,953)                                    134,561
  Accrued accounting, custody and transfer agent fees        8,866
  Accrued trustees' fees and expenses (Note 2)               2,873
  Accrued expenses and other liabilities                    22,382
                                                        ----------
    Total liabilities                                                 5,066,545
                                                                    -----------
NET ASSETS                                                          $63,229,581
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $69,042,226
  Accumulated net realized loss                                      (3,470,117)
  Undistributed net investment income                                   307,649
  Net unrealized depreciation                                        (2,650,177)
                                                                    -----------
TOTAL NET ASSETS                                                    $63,229,581
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,646,828
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     17.34
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                    $4,867,776
  Dividend income                                                        34,124
                                                                     ----------
    Total investment income                                           4,901,900

EXPENSES
  Investment advisory fee (Note 2)                       $  281,324
  Accounting, custody and transfer agent fees               115,403
  Legal and audit services                                   27,181
  Trustees' fees and expenses (Note 2)                        8,797
  Insurance expense                                           7,810
  Registration fees                                           7,706
  Amortization of organization expenses (Note 1E)             2,478
  Miscellaneous                                               5,544
                                                         ----------
      Total expenses                                        456,243

Deduct:
  Waiver of investment advisory fee (Note 2)               (174,928)
                                                         ----------
    Net expenses                                                        281,315
                                                                     ----------
      Net investment income                                           4,620,585
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    Investment security transactions                     (3,994,292)
    Financial futures contracts                             214,353
    Written options transactions                             48,035
                                                         ----------
      Net realized loss                                              (3,731,904)

  Change in unrealized appreciation (depreciation)
    Investment securities                                (1,047,645)
    Financial futures contracts                              20,380
    Written options                                         (61,391)
                                                         ----------
      Net change in unrealized appreciation
        (depreciation)                                               (1,088,656)
                                                                     ----------
    Net realized and unrealized loss                                 (4,820,560)
                                                                     ----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (199,975)
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  4,620,585       $  4,856,783
  Net realized gain (loss)                                   (3,731,904)         1,314,163
  Change in unrealized appreciation (depreciation)           (1,088,656)        (2,613,653)
                                                           ------------       ------------
  Net increase (decrease) in net assets from investment
    operations                                                 (199,975)         3,557,293
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (4,312,416)        (4,892,262)
  From net realized gains on investments                       (301,075)        (1,061,939)
                                                           ------------       ------------
  Total distributions to shareholders                        (4,613,491)        (5,954,201)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           13,164,618         17,951,155
  Value of shares issued to shareholders in payment of
    distributions declared                                    4,153,439          4,428,536
  Cost of shares redeemed                                   (27,183,678)       (16,654,350)
                                                           ------------       ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                             (9,865,621)         5,725,341
                                                           ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     (14,679,087)         3,328,433

NET ASSETS
  At beginning of year                                       77,908,668         74,580,235
                                                           ------------       ------------
  At end of year (including undistributed net
    investment income of $307,649 and $0,
    respectively)                                          $ 63,229,581       $ 77,908,668
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                            1999(1)      1998(1)     1997      1996       1995+
                                            -------      -------    -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR          $ 18.60      $ 19.17    $ 18.73   $ 20.52    $ 20.00
                                            -------      -------    -------   -------    -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                       1.19         1.23       1.11      1.16       0.53
  Net realized and unrealized gain
    (loss) on investments                     (1.23)       (0.30)      0.46     (0.52)      0.64
                                            -------      -------    -------   -------    -------
Total from investment operations              (0.04)        0.93       1.57      0.64       1.17
                                            -------      -------    -------   -------    -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (1.15)       (1.24)     (1.11)    (1.15)     (0.53)
  In excess of net investment income             --           --         --        --      (0.12)
  From net realized gain on investments       (0.07)       (0.26)     (0.02)    (1.28)        --
                                            -------      -------    -------   -------    -------
Total distributions to shareholders           (1.22)       (1.50)     (1.13)    (2.43)     (0.65)
                                            -------      -------    -------   -------    -------
NET ASSET VALUE, END OF YEAR                $ 17.34      $ 18.60    $ 19.17   $ 18.73    $ 20.52
                                            =======      =======    =======   =======    =======
TOTAL RETURN+++                               (0.17)%       4.91%      8.59%     3.77%      5.79%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                   0.40%        0.40%      0.40%     0.40%      0.40%++
  Net Investment Income (to average
    daily net assets)*                         6.57%        6.36%      6.58%     6.57%      6.64%++
  Portfolio Turnover                            190%         162%       103%      124%       389%
  Net Assets, End of Year (000's
    omitted)                                $63,230      $77,909    $74,580   $35,485    $ 8,046

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income per share              $  1.14      $  1.19    $  1.06    $  1.04    $  0.29

RATIOS (TO AVERAGE DAILY NET ASSETS):
  Expenses                                      0.65%        0.62%      0.74%      1.06%      1.29%++
  Net investment income                         6.32%        6.14%      6.24%      5.91%      5.75%++

(1)  Calculated based on average shares outstanding.
+ For the period from July 3, 1995 (commencement of operations) to December 31, 1995.
++   Computed on an annualized basis.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                   PAR       VALUE
SECURITY                                        RATE          MATURITY            VALUE    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.4%

ASSET BACKED -- 4.8%
ARG Funding 1999-1A A3                          6.020%       05/20/2005         $ 700,000  $  668,090
Chase Credit Card Master Trust 1999-3 B         6.950%       01/15/2007           725,000     712,312
Citibank Credit Card Master 1999-7 A            6.650%       11/15/2006           625,000     612,106
Green Tree Financial Corp. 1997-6 B2
    Non-ERISA                                   7.750%       01/15/2029           250,000     189,473
Preferred Credit Corp. 1997-1 A6 Non-ERISA      7.590%       07/25/2026           300,000     293,812
Residential Funding 1997-HS5 M1                 7.010%       05/25/2027           550,000     532,039
                                                                                           ----------
Total Asset Backed (Cost $3,141,527)                                                        3,007,832
                                                                                           ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

Housing Securities, Inc. 1994-2 A1              6.500%       07/25/2009           227,519     221,924
                                                                                           ----------
Total Collateralized Mortgage Obligations
    (Cost $219,087)                                                                           221,924
                                                                                           ----------
CORPORATE -- 26.7%

BANK BONDS -- 4.5%
Bank United Corp. Notes+                        8.875%       05/01/2007           525,000     481,687
Branch Bank & Trust Notes(a)                    6.375%       06/30/2005           600,000     563,832
First Union Bank Sub. Notes NCL                 5.800%       12/01/2008           650,000     575,100
Firstar Bank                                    7.125%       12/01/2009           450,000     435,582
U.S. Bancorp Notes NCL                          6.000%       05/15/2004           600,000     570,173
Union Planters Corp. Sub. Notes NCL             6.250%       11/01/2003           240,000     229,058
                                                                                           ----------
                                                                                            2,855,432
                                                                                           ----------
FINANCIAL -- 7.1%
American Annuity Group Senior Notes             6.875%       06/01/2008           300,000     268,947
Conseco Finance Trust Cap. Notes                8.796%       04/01/2027           550,000     498,146
Equity Office Properties Trust+                 6.625%       02/15/2005           250,000     235,800
Florida Windstorm 144A Notes                    7.125%       02/25/2019           200,000     185,361
Florida Windstorm 144A Notes NCL+               6.700%       08/25/2004           225,000     215,154
Ford Motor Credit Corp.                         6.700%       07/16/2004           725,000     709,594
General Electric Credit Corp. Notes             6.267%       07/23/2003           350,000     341,159
MMI Capital Trust Notes                         7.625%       12/15/2027           725,000     558,250
Meditrust REIT Notes                            7.375%       07/15/2000           275,000     242,000
Morgan Stanley Corp.                            7.125%       01/15/2003           600,000     599,526
Phoenix Re-Insurance Corp. NC '07+              8.850%       02/01/2027           550,000     385,780
Simon Debartolo Notes NCL                       6.750%       06/15/2005           250,000     233,152
                                                                                           ----------
                                                                                            4,472,869
                                                                                           ----------
INDUSTRIAL BONDS -- 15.1%
CSX Notes                                       6.250%       10/15/2008           650,000     588,178
CVS Corp.                                       5.500%       02/15/2004           275,000     256,006
Coastal Corp. Notes NCL                         6.200%       05/15/2004           400,000     379,564
Cox Enterprises 144A Notes                      6.625%       06/14/2002           725,000     710,616
Daimler Chrysler National Holding               6.900%       09/01/2004           650,000     640,548
Electronic Data System                          7.450%       10/15/2029           250,000     242,295
Enron Corp.                                     6.450%       11/15/2001           350,000     344,981
Fort James Corp. Senior Notes                   6.875%       09/15/2007           375,000     356,002

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                   PAR       VALUE
SECURITY                                        RATE          MATURITY            VALUE    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (CONTINUED)
Great Lakes Chemical Corp. Notes                7.000%       07/15/2009         $ 725,000  $  691,664
ICI Wilmington                                  6.750%       09/15/2002           325,000     318,617
Idex Corp. Senior Notes NCL                     6.875%       02/15/2008           650,000     571,967
La Quinta Inns, Inc. Medium Term Notes          7.110%       10/17/2001           300,000     263,801
Norfolk Southern Corp.                          6.950%       05/01/2002           375,000     373,380
Safeway Store Notes                             7.250%       09/15/2004         1,075,000   1,064,648
TRW Inc.                                        6.625%       06/01/2004           600,000     577,302
Times Mirror Co.                                7.450%       10/15/2009           175,000     173,910
USA Waste Services Inc. Senior Notes            6.500%       12/15/2002           350,000     323,377
Viacom Inc. Senior Notes                        7.750%       06/01/2005           300,000     301,959
WMX Technologies                                7.100%       08/01/2026           350,000     324,327
WMX Technologies 144A                           6.875%       05/15/2009           375,000     316,221
Wisconsin Central Transportation Notes+         6.625%       04/15/2008           800,000     739,656
                                                                                           ----------
                                                                                            9,559,019
                                                                                           ----------
Total Corporate (Cost $18,076,262)                                                         16,887,320
                                                                                           ----------
GOVERNMENT/OTHER -- 9.4%

YANKEE BONDS -- 9.4%
Amvescap Senior Notes                           6.600%       05/15/2005           575,000     544,381
Edperbrascan Ltd. Notes+                        7.375%       10/01/2002         1,100,000   1,079,804
Lite-On Tech 144A CVT*                          0.000%       12/15/2002           700,000     726,250
Merita Bank FLIRB 144A Notes                    7.150%       12/29/2049           325,000     314,067
Merita Bank Perpetual FLIRB 144A                7.500%       12/29/2049           200,000     189,716
National Westminster Bank Perpetual 10 Yr.
    FLIRB(a)                                    7.750%       04/29/2049           900,000     872,649
Nova Chemical Ltd. Notes                        6.500%       09/22/2000           200,000     198,812
Province of Quebec                              7.500%       09/15/2029           350,000     339,280
Province of Quebec                              8.800%       04/15/2003           250,000     261,295
Royal Caribbean Cruise Senior Notes             7.500%       10/15/2027           550,000     497,497
Stagecoach Holdings                             8.625%       11/15/2009           300,000     299,010
Tyco International Ltd. 144A                    6.875%       09/05/2002           625,000     614,149
                                                                                           ----------
                                                                                            5,936,910
                                                                                           ----------
Total Government/Other (Cost $6,116,309)                                                    5,936,910
                                                                                           ----------
NON-AGENCY -- 4.0%

PASS THRU SECURITIES -- 4.0%
Chase Commercial Mortgage 1996-1E Non-ERISA     7.600%       06/18/2006           725,000     665,641
Franchise Mortgage Acceptance Corp. 1997-1A     7.350%       04/15/2019           415,768     407,713
Merrill Lynch Mortgage Investments 1996-C2 E
    Non-ERISA                                   6.960%       11/21/2028           400,000     332,720
Merrill Lynch Mortgage Investments 1997-C1 D
    Non-ERISA                                   7.120%       06/18/2029           500,000     457,400
Morgan Stanley Capital I 1997-WF1 E             7.490%       05/15/2009           500,000     450,313
Mortgage Capital Funding 1996 MC1A-C
    Non-ERISA                                   7.800%       04/15/2006           100,000      99,625
Resolution Trust Corp. 1994-C2 C Non-ERISA      8.000%       04/25/2025             3,873       3,853
Resolution Trust Corp. 1995-2 CA1               7.450%       05/25/2029           117,626     115,127
                                                                                           ----------
                                                                                            2,532,392
                                                                                           ----------
Total Non-Agency (Cost $2,743,625)                                                          2,532,392
                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                     PAR        VALUE
SECURITY                                        RATE           MATURITY             VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 40.7%

PASS THRU SECURITIES -- 40.7%
FHLMC +                                         5.750%  06/15/2001 - 03/15/2009  $4,425,000   $4,157,277
FNMA                                            6.500%  08/15/2004 - 08/01/2029   2,368,261    2,237,712
FNMA                                            7.000%  10/01/2014 - 11/01/2014   1,288,905    1,273,992
FNMA++                                          7.500%        01/01/2030          2,525,000    2,496,594
FNMA+                                           9.000%        11/01/2025            509,477      530,172
GNMA+                                           7.000%  11/15/2027 - 07/15/2028   4,289,986    4,144,188
GNMA                                            7.500%  08/15/2029 - 10/15/2029   2,439,039    2,411,601
GNMA+,++                                        8.000%  04/15/2023 - 01/15/2030   7,493,111    7,569,637
GNMA+                                           9.000%        12/15/2017            883,985      932,604
                                                                                              ----------
                                                                                              25,753,777
                                                                                              ----------
Total U.S. Government Agency (Cost $26,273,691)                                               25,753,777
                                                                                              ----------
U.S. TREASURY OBLIGATIONS -- 10.5%

TREASURY BONDS -- 6.0%
U.S. Treasury Bond+                             8.125%        05/15/2021          3,300,000    3,782,625
                                                                                              ----------
TREASURY NOTES -- 4.5%
U.S. Treasury Inflation Index Note              3.967%        01/15/2009          1,175,000    1,164,277
U.S. Treasury Note+                             4.625%        11/30/2000            800,000      789,496
U.S. Treasury Note+                             5.250%        05/31/2001            525,000      518,275
U.S. Treasury Note+                             6.625%        04/30/2002            375,000      377,873
                                                                                              ----------
                                                                                               2,849,921
                                                                                              ----------
Total U.S. Treasury Obligations (Cost $6,829,288)                                              6,632,546
                                                                                              ----------
TOTAL BONDS AND NOTES (COST $63,399,789)                                                      60,972,701
                                                                                              ----------

                                                                                   SHARES
                                                                                  ---------
PREFERRED STOCKS -- 0.8%
Equity Office Properties Trust 144A CVT                                              13,000      500,500
                                                                                              ----------
TOTAL PREFERRED STOCKS (COST $650,000)                                                           500,500
                                                                                              ----------

                                                                                  CONTRACT
                                                                                    SIZE
                                                                                  ---------
PURCHASED OPTIONS -- 0.0%
UST 6.00% Call, Strike Price 100.65, 05/05/2000                                      12,000        4,308
UST 6.00% Call, Strike Price 100.75, 03/03/2000                                      17,000        1,683
UST 6.00% Call, Strike Price 98.72, 02/15/2000                                        8,560        2,340
UST 6.00% Call, Strike Price 99.16, 04/17/2000                                       19,000       10,032
UST 6.00% Call, Strike Price 99.18, 02/15/2000                                        8,210        1,593
                                                                                              ----------
TOTAL PURCHASED OPTIONS (COST $98,161)                                                            19,956
                                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                 PAR         VALUE
SECURITY                                        RATE          MATURITY          VALUE      (NOTE 1A)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%

U.S. GOVERNMENT AGENCY -- 5.8%
FHLMC Discount Note                             5.600%       01/25/2000      $2,380,000   $ 2,371,115
FNMA Discount Note                              5.610%       01/19/2000       1,300,000     1,296,353
                                                                                          -----------
                                                                                            3,667,468
                                                                                          -----------
REPURCHASE AGREEMENTS -- 1.0%
Prudential-Bache Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $592,670 and an effective yield of 2.00%, collateralized by
U.S. Government Agency Obligations with a rate of 6.50%, maturity dates ranging from 05/01/2013 to 01/01/2014 and an aggregate market value of
$604,551.                                                                                     592,571
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $4,260,039)                                              4,260,039
                                                                                          -----------

TOTAL INVESTMENTS -- 104.0% (COST $68,407,989)                                            $65,753,196

OTHER ASSETS, LESS LIABILITIES -- (4.0%)                                                   (2,523,615)
                                                                                          -----------
NET ASSETS -- 100.0%                                                                      $63,229,581
                                                                                          ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
NCL - Non-callable
REIT - Real Estate Investment Trust
UST - United States Treasury
{.} Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
+ Denotes all or part of security pledged as a margin deposit (Note 6) or collateral for delayed delivery transactions (Note 7).
(a)  Variable Rate Security; rate indicated is as of 12/31/99.
*    Non-income producing security.
++   Denotes all or part of a delayed delivery contract (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund II (the "Fund") is a separate diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium on debt securities when required for federal income tax purposes.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $2,806,245 which expires on December 31, 2007. The Fund elected to defer to its fiscal year ending December 31, 2000, $348,791 of losses recognized during the period November 1, 1999 to December 31, 1999.

      E. DEFERRED ORGANIZATION COST

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through June 2000.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expense to 0.40% of the Fund's average daily net assets for the year ended December 31, 1999. Pursuant to this agreement, SA&W voluntarily waived $174,928 of its investment advisory fee. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999 were as follows:

                                                                   PURCHASES       SALES
                                                                  ------------  -----------
         U.S. Government Securities                               $104,833,318  $94,405,419
                                                                  ============  ===========
         Investments (non-U.S.Government Securities)              $ 26,328,920  $47,014,380
                                                                  ============  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                  -----------------  -----------------
         Shares sold                                                     722,572          926,615
         Shares issued to shareholders in payment of
           distributions declared                                        234,263          234,244
         Shares redeemed                                              (1,499,739)        (861,503)
                                                                    ------------         --------
         Net increase (decrease)                                        (542,904)         299,356
                                                                    ============         ========

      At December 31, 1999, one shareholder was record owner of approximately 51% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                               $68,680,622
                                                                      ===========
         Gross unrealized appreciation                                     30,577
         Gross unrealized depreciation                                 (2,958,003)
                                                                      -----------
         Net unrealized depreciation                                  $(2,927,426)
                                                                      ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of written option transactions for the year ended December 31, 1999 is as follows:

         WRITTEN PUT OPTION TRANSACTIONS                          NUMBER OF CONTRACTS      PREMIUMS
         -----------------------------------------------------------------------------------------------
         Outstanding, beginning of period                                   2             $   81,445
         Options written                                                   11                240,827
         Options expired                                                   (2)               (10,500)
         Options closed                                                    (7)              (243,022)
                                                                         ----             ----------
         Outstanding, end of period                                         4             $   68,750
                                                                         ====             ==========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         WRITTEN CALL OPTION TRANSACTIONS                         NUMBER OF CONTRACTS      PREMIUMS
         -----------------------------------------------------------------------------------------------
         Outstanding, beginning of period                                   5             $  107,219
         Options written                                                   21                235,552
         Options exercised                                                 (1)               (29,750)
         Options expired                                                   (6)              (106,432)
         Options closed                                                   (14)              (162,386)
                                                                         ----             ----------
         Outstanding, end of period                                         5             $   44,203
                                                                         ====             ==========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999, the Fund held the following futures contracts:

                                                                              UNDERLYING FACE
         CONTRACT                              POSITION    EXPIRATION DATE    AMOUNT AT VALUE      UNREALIZED GAIN
         ---------------------------------------------------------------------------------------------------------
         U.S. 10 Yr. Note (12 contracts)         Short        3/31/2000         $1,150,313             $26,224

      At December 31, 1999, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1999, the Fund had the following delayed delivery transactions outstanding:

         TYPE                  SECURITY      SETTLEMENT DATE      PAYABLE AMOUNT
         -----------------------------------------------------------------------
         Buy                      FNMA            1/19/2000         $1,298,883
         Buy                      FNMA            1/25/2000          1,214,281
         Buy                      GNMA            1/25/2000          1,194,369
         Buy                      GNMA            1/25/2000          1,190,330
                                                                   -----------
                                                                    $4,897,863
                                                                   ===========

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Fixed Income Fund II (the "Fund"), at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

                      [This page intentionally left blank]

                 [Logo] Standish Funds(R)
                        One Financial Center
                        Boston, Massachusetts 02111-2662
                        (800) 729-0066
                        www.standishfunds.com